1 Fourth Quarter 2022 Earnings Highlights January 26, 2023

2 Certain statements in this presentation, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meanings of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). Forward-looking statements may appear throughout this presentation. These forward-looking statements are generally identified by the words “believes,” “expects,” “intends,” “anticipates,” “projects,” “future,” “confident,” “may,” “should,” “will,” “strategy,” “plan,” “opportunity,” “will be,” “will likely result,” “will continue” or similar references, or references to estimates, predictions or future events. Such forward-looking statements are based upon certain underlying assumptions, risks and uncertainties. Because of the possibility that the underlying assumptions are incorrect or do not materialize as expected in the future, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: interest rate risk, including the effects of recent rate increases by the Federal Reserve; fluctuations in the values of the securities held in our investment portfolio, including as a result of rising interest rates, which has resulted in unrealized losses in our portfolio; competitive pressures, including from non-bank competitors such as “fintech” companies and digital asset service providers; pricing pressures on loans and deposits; our ability to successfully manage liquidity risk; changes in credit and other risks posed by the Company’s loan portfolio, including declines in commercial or residential real estate values or changes in the allowance for loan losses dictated by new market conditions, accounting standards (including as a result of the implementation of the current expected credit loss (CECL) accounting standard) or regulatory requirements; changes in local, national and international economic conditions, including rising rates of inflation; changes in legal and regulatory requirements, limitations and costs; changes in customers’ acceptance of the Company’s products and services; cyber-attacks; unexpected outcomes of existing or new litigation involving the Company; the monetary, trade and other regulatory policies of the U.S. government; acts of war or terrorism, including the Russian invasion of Ukraine, widespread disease or pandemics, such as the COVID-19 pandemic, or other adverse external events; risks related to climate change and the negative impact it may have on our customers and their business; developments and uncertainty related to the future use and availability of some reference rates, such as the expected discontinuation of the London Interbank Offered Rate and the development of other alternative reference rates; changes to U.S. tax laws, regulations and guidance; talent and labor shortages; the new 1% excise tax on stock buybacks by publicly traded companies; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update such forward-looking statements to reflect current or future events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of West Bancorporation, Inc. after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. This presentation contains references to financial measures that are not defined in GAAP. Such non-GAAP financial measures include the Company’s presentation of net interest income and net interest margin on a fully taxable equivalent (FTE) basis and the presentation of the efficiency ratio on an adjusted and FTE basis, excluding certain income and expenses. Management believes these non-GAAP financial measures provide useful information to both management and investors to analyze and evaluate the Company’s financial performance. These measures are considered standard measures of comparison within the banking industry. Additionally, management believes providing measures on a FTE basis enhances the comparability of income arising from taxable and nontaxable sources. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. These non-GAAP disclosures should not be considered an alternative to the Company’s GAAP results. This presentation includes reconciliations of non-GAAP financial measures to comparable GAAP financial measures. Disclaimers

3 4Q 2022 Financial Highlights (1) Presented on a fully taxable equivalent basis; see Appendix for “Non-GAAP Financial Measures.” $26.26 NASDAQ: WTBA December 30, 2022* Closing Price: $25.55 4Q 2022 Price Range: 0.50 to $25.62 Cash Dividend Declared On January 25, 2023: $0.25 (payable on February 22, 2023) Annualized Dividend Yield: 3.91% * Last trading day of the year. Efficiency Ratio 1 50.42% ROA 1.01% NPAs/Assets 0.01% ROE 17.75% NIM 1 2.49% Diluted EPS $0.53 Net Income $8.9 million

4 • West Bancorporation, Inc. (the “Company”) is a publicly-traded financial holding company (NASDAQ: WTBA) established in 1984 whose sole subsidiary is West Bank, founded in 1893. • West Bank is headquartered in West Des Moines, Iowa and has 11 branches and commercial banking offices serving the greater Des Moines, Iowa area; eastern Iowa, which includes Iowa City and Coralville; and Southern Minnesota, which includes Rochester, Owatonna, Mankato, and St. Cloud, Minnesota. • Reliable, dividend paying community bank focused on commercial banking with $3.6 billion in assets. Our mission is to build strong relationships, build strong communities, and build upon our strong reputation to ensure our clients receive exceptional care, our communities receive outstanding support, and the loyalty of our employees and stockholders is rewarded. Mission Company Profile and Mission • First and foremost a community bank, West Bank has built a strong reputation for being responsive to local needs. West Bank employees place a high priority on community involvement, lending their time and talents to a long list of civic and community projects. • One of the Company’s key competitive advantages is its client-centric approach to delivering strategic financial solutions to businesses, driven by the establishment of deep customer relationships and extensive experience in its markets. • West Bank strives to be the best at all things that are most important to someone running their own business.

5 Experienced Executive Leadership David D. Nelson Director/Chief Executive Officer/President Joined West Bank in 2010 Years in Banking: 39 Prior to joining the Company Mr. Nelson was the President of Southeast Minnesota Business Banking and President of Wells Fargo Bank Rochester in Rochester, Minnesota. Harlee N. Olafson Chief Risk Officer/Executive Vice President Joined West Bank in 2010 Years in Banking: 44 Prior to joining the Company Mr. Olafson was the President of Southwest Minnesota Business Banking and President of Wells Fargo Bank Mankato in Mankato, Minnesota. Bradley P. Peters Executive Vice President West Bank Minnesota Group President Joined West Bank in 2019 Years in Banking: 37 Prior to joining the Company Mr. Peters was the Executive Vice President of Bremer Bank in Minnesota where he was responsible for new market expansion. Jane M. Funk Chief Financial Officer Executive Vice President/Treasurer Joined West Bank in 2014 Years in Banking & Public Accounting: 32 Ms. Funk has extensive experience in the community banking industry and public accounting. Brad L. Winterbottom Executive Vice President West Bank President Joined West Bank in 1992 Years in Banking: 42 Mr. Winterbottom has extensive experience in commercial lending and loan portfolio administration and knowledge of the Iowa business community. Todd A. Mather West Bank Chief Credit Officer Joined West Bank in 2019 Years in Banking: 26 Prior to joining West Bank, Mr. Mather spent 8 years at Bremer Bank in Minnesota as a Senior Credit Director and Group Senior Credit Manager.

6 Conservative Organic Growth with Successful Lift-Out Strategies 2010 2013 2016 2018 2019 2020 2022 2022 Began construction on new corporate headquarters in West Des Moines, Iowa. After being in the same leased space for fifty years, the new building is an opportunity to consolidate our corporate operations under one roof, and provide space for future growth and enhanced business development opportunities. Opened a newly constructed bank office building in St. Cloud, Minnesota and began construction on a bank office building in Mankato, Minnesota. Crossed $3 billion in total assets. Expanded into St. Cloud, Mankato and Owatonna, Minnesota with the same lift out strategy used in Rochester, Minnesota. Crossed $2 billion in total assets. Constructed a bank office building in Rochester, Minnesota. Entered the Rochester, Minnesota market by hiring experienced bankers who had existing strong relationships with local business owners and creating an advisory community board made up of local business owners and leaders. David Nelson joins West Bank as CEO.

7 Company Highlights – Commitment to Excellence West Bancorporation is one of the strongest performing companies in U.S. community banking, well- versed in providing commercial banking services including loans and lines of credit and all types of deposit services, to small and medium-sized businesses in its Iowa and Minnesota markets. Established business model with a 130 year presence in the Des Moines metropolitan area Industry Recognition Proven credit culture with a history of strong asset quality results • Raymond James ranked West Bancorporation, Inc. as the #12 Community Bank in America for 2021 among publicly traded banks with assets between $500 million and $10 billion. West Bancorporation, Inc. has now been an annual member of the Raymond James Community Bankers Cup during 8 of the last 9 years. • S&P Global ranked West Bancorporation, Inc. as the #13 top performing large community bank in America in 2021 among banks with assets between $3 billion and $10 billion. • Six consecutive quarter-ends with no loans greater than 30 days past due. There have been no loans greater than 90 days past due at any quarter end since 2014, with the exception of Q1 2021. • Net charge-offs as a percentage of average loans as of December 31, 2022 was 0.02%. Prior to 2022, we have been in a net recovery position since 2017. • Nonperforming assets at December 31, 2022 totaled $322 thousand, or 0.01% of total assets. • West Des Moines’ oldest business of any type. • Long track record of growth and stability coupled with attractive financial returns and dividend yield. • Conservative operating philosophy and expense management.

8 Company Highlights – Commitment to Excellence West Bank is a commercially-focused financial institution operating in high quality markets in Iowa and Minnesota led by a deep and experienced management team with skills developed internally and with other large regional banking institutions. Risk Management & Credit Culture Philanthropy Community Service Strategy • 30 high quality commercial bankers with an average of 21 years of commercial banking experience. • We live where we lend. We are a local lender to local customers. • We have a centralized committee structure that is agile and responsive to customer needs and an organizational structure that provides deep support of credit and administrative functions. • Business model highlighted by focus on risk management and consistent execution. • Superior talent with business expertise in building relationships. • Disciplined organic growth strategy with a track record of successful lift out strategies. • In 2022, our employees volunteered over 7,000 hours of community service. • In 2022, the West Bancorporation Foundation and West Bank provided over $700,000 in total philanthropic contributions to more than 225 organizations. • Risk management culture with robust processes and experienced credit personnel.

9 Loans & Deposits $2,965 $3,067 $3,003 $2,865 $2,902 $2,842 $2,880 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 Deposits ($ in million) • Interest-bearing deposits increased $76.7 million. • Brokered deposits increased $14.6 million. • Higher deposit costs were driven by the Federal Reserve’s rate increases, changes in deposit mix, and rate competition in local markets. Period EndAverage Balances Deposit Rate % $2,380 $2,450 $2,537 $2,580 $2,650 $2,614 $2,743 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 Loans ($ in millions) Period End Loan Yield % Average Balances 4.07% 3.88% 3.95% 4.34% 4.63% Loans increased $129 million, or 19.7% annualized, in Q4 2022 Loan yields increased 29 bps in Q4 2022 Deposits increased $57.6 million, or 8.2% annualized, in Q4 2022 Deposit costs increased 83 bps in Q4 2022 • Rising market interest rates resulted in increasing rates on variable rate loans and higher interest rates on renewed and originated loans. • CRE loans increased $110.0 million. • C&D loans increased $21.5 million. • Commercial loans decreased $7.1 million. 0.36% 0.37% 0.55% 1.16% 1.99%

10 Credit Quality $(266) $(9) $439 $16 $(56) 4Q21 1Q22 2Q22 3Q22 4Q22 $9.1 $8.9 $0.4 $0.4 $0.4 4Q21 1Q22 2Q22 3Q22 4Q22 $8.9 $8.8 $0.3 $0.3 $0.3 4Q21 1Q22 2Q22 3Q22 4Q22 $28.4 $27.6 $25.4 $25.4 $25.5 4Q21 1Q22 2Q22 3Q22 4Q22 ALLL/Loans % Nonaccrual Loans ($ in millions) Net Charge-Offs (Recoveries) ($ in thousands) Substandard Loans ($ in millions) Allowance for Loan Losses ($ in millions) 1.15% 1.11% 0.99% 0.97% 0.93%

11 Net Interest Income $24.6 $23.8 $24.2 $23.0 $20.7 4Q21 1Q22 2Q22 3Q22 4Q22 Net Interest Income ($ in millions) Net interest income decreased $1.2 million in Q3 2022 • Loan interest income increased $3.0 million. • Deposit interest expense increased $4.8 million. • Borrowed funds interest expense increased $0.6 million. Net interest margin declined • Average balance of borrowed funds increased $8.8 million and the cost of borrowed funds increased 55 bps. • Average balance of interest bearing deposits increased $48.6 million and the cost of deposits increased 83 bps. • The changes in deposit and funding mix and rising rates had a negative impact on net interest margin that exceeded the benefits of higher loan yields. Net Interest Margin % (1) 3.00% 2.85% 2.93% 2.78% 2.49% Net interest income decreased $2.3 million in 4 2022 et i terest ar i ecli e 29 bps in Q4 2022 (1) Presented on a fully taxable equivalent basis; see Appendix for “Non-GAAP Financial Measures.”

12 Noninterest Expense ($ in thousands) Noninterest Income & Expense $11,871 $10,662 $11,266 $11,458 $11,665 4Q21 1Q22 2Q22 3Q22 4Q22 Efficiency Ratio% (1) 43.32% 40.14% 41.96% 43.16% 50.42% • Loan swap fees totaled $835 thousand in Q3 2022, compared to none in Q4 2022. $2,348 $2,389 $2,278 $3,276 $2,265 4Q21 1Q22 2Q22 3Q22 4Q22 Noninterest Income ($ in thousands) Noninterest income decreased $1.0 million in Q4 2022 Efficiency ratio (1) increased 726 bps in Q4 2022 (1) Presented on a fully taxable equivalent basis; see Appendix for “Non-GAAP Financial Measures.” A lower ratio is more desirable. • Tax-equivalent net interest income decreased by $2.4 million, driven by higher cost of deposits and other borrowed funds. • Noninterest expense increased by $207 thousand.

13 Regulatory Capital Ratios 10.9% 10.7% 12.5% 12.3% 12.1%12.1% 11.9% 13.6% 13.4% 13.1% 4Q21 1Q22 2Q22 3Q22 4Q22 Tier 1 Capital Ratio Tier 1 Leverage RatioCommon Equity Tier 1 Ratio = Company = West Bank 9.9% 9.8% 9.8% 9.7% 9.6% 11.1% 11.0% 12.8% 12.6% 12.3% 4Q21 1Q22 2Q22 3Q22 4Q22 Total Risk Based Capital Ratio 9.2% 9.2% 9.2% 9.1% 9.0% 11.1% 11.0% 12.8% 12.6% 12.3% 4Q21 1Q22 2Q22 3Q22 4Q22 8.5% 8.4% 8.6% 8.9% 8.8% 9.5% 9.4% 11.2% 11.5% 11.4% 4Q21 1Q22 2Q22 3Q22 4Q22 10% 6.5% 8% 5% Note: Lines depict well capitalized levels.

14Appendix Appendix Non-GAAP Financial Measures (1) Computed on a tax-equivalent basis using a federal income tax rate of 21 percent, adjusted to reflect the effect of the nondeductible interest expense associated with owning tax-exempt securities and loans. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results, as it enhances the comparability of income arising from taxable and nontaxable sources. (2) The efficiency ratio expresses noninterest expense as a percent of fully taxable equivalent net interest income and noninterest income, excluding specific noninterest income and expenses. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the Company's financial performance. It is a standard measure of comparison within the banking industry. A lower ratio is more desirable.

15 Third Quarter 2022 Earnings Highlights October 27, 2022 West Bancorporation, Inc. Board of Directors Front: L to R: Lisa Elming, Steven Schuler, Rosemary Parson, Therese Vaughan, Douglas Gulling and George Milligan. Back L to R: Steven Gaer, Sean McMurray, James Noyce (Chair), David Nelson, Michael Gerdin, Patrick Donovan and Philip Jason Worth Appendix